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EXHIBIT 24

POWER OF ATTORNEY

    The undersigned constitutes and appoints JAMES T. DOOLEY and JOSEPH L. REINHART and each of them, as the undersigned's true and lawful attorneys and agents, with full power of substitution and resubstitution for the undersigned and in the undersigned's name, place and stead, in any and all capacities, to sign the Electro Scientific Industries, Inc. Annual Report on Form 10-K for the year ended June 2, 2001 and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys and agents, and each of them, full power and authority to do any and all acts and things necessary or advisable to be done, as fully and to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys and agents or either of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

DATED: July 5, 2001

DONALD R. VANLUVANEE Donald R. VanLuvanee

POWER OF ATTORNEY

    The undersigned constitutes and appoints DONALD R. VANLUVANEE, JAMES T. DOOLEY and JOSEPH L. REINHART and each of them, as the undersigned's true and lawful attorneys and agents, with full power of substitution and resubstitution for the undersigned and in the undersigned's name, place and stead, in any and all capacities, to sign the Electro Scientific Industries, Inc. Annual Report on Form 10-K for the year ended June 2, 2001 and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys and agents, and each of them, full power and authority to do any and all acts and things necessary or advisable to be done, as fully and to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys and agents or either of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

DATED: July 5, 2001

DAVID F. BOLENDER David F. Bolender

POWER OF ATTORNEY

    The undersigned constitutes and appoints DONALD R. VANLUVANEE, JAMES T. DOOLEY and JOSEPH L. REINHART and each of them, as the undersigned's true and lawful attorneys and agents, with full power of substitution and resubstitution for the undersigned and in the undersigned's name, place and stead, in any and all capacities, to sign the Electro Scientific Industries, Inc. Annual Report on Form 10-K for the year ended June 2, 2001 and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys and agents, and each of them, full power and authority to do any and all acts and things necessary or advisable to be done, as fully and to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys and agents or either of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

DATED: July 5, 2001

LARRY L. HANSEN Larry L. Hansen

POWER OF ATTORNEY

    The undersigned constitutes and appoints DONALD R. VANLUVANEE, JAMES T. DOOLEY and JOSEPH L. REINHART and each of them, as the undersigned's true and lawful attorneys and agents, with full power of substitution and resubstitution for the undersigned and in the undersigned's name, place and stead, in any and all capacities, to sign the Electro Scientific Industries, Inc. Annual Report on Form 10-K for the year ended June 2, 2001 and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys and agents, and each of them, full power and authority to do any and all acts and things necessary or advisable to be done, as fully and to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys and agents or either of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

DATED: July 6, 2001

W. ARTHUR PORTER W. Arthur Porter

POWER OF ATTORNEY

    The undersigned constitutes and appoints DONALD R. VANLUVANEE, JAMES T. DOOLEY and JOSEPH L. REINHART and each of them, as the undersigned's true and lawful attorneys and agents, with full power of substitution and resubstitution for the undersigned and in the undersigned's name, place and stead, in any and all capacities, to sign the Electro Scientific Industries, Inc. Annual Report on Form 10-K for the year ended June 2, 2001 and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys and agents, and each of them, full power and authority to do any and all acts and things necessary or advisable to be done, as fully and to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys and agents or either of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

DATED: July 5, 2001

VERNON B. RYLES, JR Vernon B. Ryles, Jr.

POWER OF ATTORNEY

    The undersigned constitutes and appoints DONALD R. VANLUVANEE, JAMES T. DOOLEY and JOSEPH L. REINHART and each of them, as the undersigned's true and lawful attorneys and agents, with full power of substitution and resubstitution for the undersigned and in the undersigned's name, place and stead, in any and all capacities, to sign the Electro Scientific Industries, Inc. Annual Report on Form 10-K for the year ended June 2, 2001 and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys and agents, and each of them, full power and authority to do any and all acts and things necessary or advisable to be done, as fully and to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys and agents or either of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

DATED: July 6, 2001

GERALD TAYLOR Gerald Taylor

POWER OF ATTORNEY

    The undersigned constitutes and appoints DONALD R. VANLUVANEE, JAMES T. DOOLEY and JOSEPH L. REINHART and each of them, as the undersigned's true and lawful attorneys and agents, with full power of substitution and resubstitution for the undersigned and in the undersigned's name, place and stead, in any and all capacities, to sign the Electro Scientific Industries, Inc. Annual Report on Form 10-K for the year ended June 2, 2001 and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys and agents, and each of them, full power and authority to do any and all acts and things necessary or advisable to be done, as fully and to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys and agents or either of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

DATED: July 6, 2001

KEITH THOMSON Keith Thomson

POWER OF ATTORNEY

    The undersigned constitutes and appoints DONALD R. VANLUVANEE, JAMES T. DOOLEY and JOSEPH L. REINHART and each of them, as the undersigned's true and lawful attorneys and agents, with full power of substitution and resubstitution for the undersigned and in the undersigned's name, place and stead, in any and all capacities, to sign the Electro Scientific Industries, Inc. Annual Report on Form 10-K for the year ended June 2, 2001 and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys and agents, and each of them, full power and authority to do any and all acts and things necessary or advisable to be done, as fully and to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys and agents or either of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

DATED: July 6, 2001

JON D. TOMPKINS Jon D. Tompkins

POWER OF ATTORNEY

    The undersigned constitutes and appoints DONALD R. VANLUVANEE and JOSEPH L. REINHART and each of them, as the undersigned's true and lawful attorneys and agents, with full power of substitution and resubstitution for the undersigned and in the undersigned's name, place and stead, in any and all capacities, to sign the Electro Scientific Industries, Inc. Annual Report on Form 10-K for the year ended June 2, 2001 and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys and agents, and each of them, full power and authority to do any and all acts and things necessary or advisable to be done, as fully and to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys and agents or either of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

DATED: July 13, 2001

JAMES T. DOOLEY James T. Dooley

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EXHIBIT 24